                                AMENDMENT NO. 1
                                       TO
                         REGISTRATION RIGHTS AGREEMENT


     Amendment No. 1 to Registration Rights Agreement (this "Amendment"), dated as of May 21, 1997, is by and among J.L. Holloway, Carl M. Crawford, Ronald W. Schnoor, James A. Lowe, III, John F. Alford, Holloway Partners, L.P., Crawford Children's Trust, and Bodin Children's Trust, and Friede Goldman International Inc. (the "Company").

                                    RECITALS


     WHEREAS, the Company, J.L. Holloway, Carl M. Crawford, Ronald W. Schnoor, James A. Lowe, III and John F. Alford desire to amend the Registration Rights Agreement, dated as of May 21, 1997, by and among such parties (the "Registration Rights Agreement") to include Holloway Partners, L.P., Crawford Children's Trust and Bodin Children's Trust within the definition of "Holders" therein;

                                   AGREEMENT


     NOW, THEREFORE, in consideration of the premises and agreements contained herein, the parties hereto hereby agree as follows:

     1. The Registration Rights Agreement is hereby amended by changing the definition of "Holders" to include J.L. Holloway, Carl M. Crawford, Ronald W. Schnoor, James A. Lowe, III, John F. Alford, Holloway Partners, L.P., Crawford Children's Trust and Bodin Children's Trust.

     2. Section 12 of the Registration Rights Agreement is hereby amended to include the following in the list of recipients for notice:

         If to Holloway Partners, L.P.:

         J.L. Holloway
         525 E. Capital Street
         Jackson, Mississippi 39201
         Telecopier No.: (601) 352-0588

         If to Crawford Children's Trust or Bodin Children's Trust:

         Mr. Joe Dick
         Trust Officer and Vice President
         Trustmark National Bank
         Post Office Box 291
         Jackson, Mississippi 39205

     IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be signed on the date first above written.

                                       FRIEDE GOLDMAN INTERNATIONAL INC.


                                       By: /s/ J. L. Holloway
                                           -------------------------------
                                       Name:  J. L. Holloway
                                       Title: Chairman of the Board, President
                                              and Chief Executive Officer


                                           /s/ J. L. Holloway
                                       -----------------------------------
                                                  J. L. Holloway

                                           /s/ Carl M. Crawford
                                       ------------------------------------
                                                  Carl M. Crawford

                                           /s/ Ronald W. Schnoor
                                       -----------------------------------
                                                  Ronald W. Schnoor

                                           /s/ James A. Lowe, III
                                       -----------------------------------
                                                  James A. Lowe, III

                                           /s/ John F. Alford
                                       -----------------------------------
                                                  John F. Alford

                                       HOLLOWAY PARTNERS, L.P.


                                       By: /s/ J. L. Holloway
                                           -------------------------------
                                       Name:  J. L. Holloway
                                       Title: General Partner

                                       CRAWFORD CHILDREN'S TRUST


                                       By: /s/ Joe Dick
                                           -------------------------------
                                       Name:  Joe Dick
                                       Title: VP & TO


                                       BODIN CHILDREN'S TRUST


                                       By: /s/ Joe Dick
                                           -------------------------------
                                       Name:  Joe Dick
                                       Title: VP & TO